================================================================================

   As filed with the Securities and Exchange Commission on August 15, 2001.

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    Form S-8

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933


                               INCYTE GENOMICS, INC.
                           ----------------------------
             (Exact name of registrant as specified in its charter)


                     Delaware                          94-3136539
                     --------                          ----------
         (State or other jurisdiction of            (I.R.S. Employer
         Incorporation or organization)           Identification No.)

                 3160 Porter Drive
               Palo Alto, California                      94304
     ----------------------------------------           ----------
     (Address of Principal Executive Offices)           (Zip Code)

          1997 EMPLOYEE STOCK PURCHASE PLAN OF INCYTE GENOMICS, INC.
          ----------------------------------------------------------
                           (Full title of the plan)

               ROY A. WHITFIELD                        Copy to:
            Chief Executive Officer              STANTON D. WONG, ESQ.
             Incyte Genomics, Inc.              Pillsbury Winthrop LLP
              3160 Porter Drive                     P.O. Box 7880
          Palo Alto, California 94304           San Francisco, CA 94120
               (415) 855-0555                      (415) 983-1000
          ---------------------------           -----------------------
      (Name, address and telephone number,
   including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

               Title of                       Amount         Proposed Maximum         Proposed           Amount of
             Securities To                     To Be          Offering Price      Maximum Aggregate     Registration
             Be Registered                 Registered(1)       per Share(2)       Offering Price(2)         Fee
-------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value(3)         400,000 shares               $17.10            $6,840,000           $1,710
-------------------------------------------------------------------------------------------------------------------

(1)  Calculated pursuant to General Instruction E to Form S-8.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1), based upon the average of the high and low sales prices of the Company's Common Stock on the Nasdaq National Market on August 13, 2001.

(3) Associated with the Common Stock are Series A Participating Preferred Stock Purchase Rights that will not be exercisable or evidenced separately from the Common Stock prior to the occurrence of certain events.
                               _________________

     The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

================================================================================

                         INFORMATION REQUIRED PURSUANT
                         -----------------------------
                      TO GENERAL INSTRUCTION E TO FORM S-8
                      ------------------------------------

General Instruction E Information

     This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

     Registrant's Form S-8 Registration Statements filed with the Securities and Exchange Commission on October 3, 2000 (File No. 333-47180) and July 16, 1997 (File No. 333-31409) are hereby incorporated by reference.

                                    Part II

Incorporation of Documents by Reference

     The following documents previously filed by Registrant with the Commission are hereby incorporated by reference in this Registration Statement:

     (1) Registrant's Annual Report on Form 10-K (File No. 0-27488) for the fiscal year ended December 31, 2000;

     (2) Registrant's Quarterly Reports on Form 10-Q (File No. 0-27488) for the quarters ended March 31, and June 30, 2001;

     (3) Registrant's Current Report on Form 8-K filed on January 10, 2001, as amended by Form 8-K/A filed on February 5, 2001 and Current Reports on Form 8-K filed on February 13, and February 23, 2001 (File No. 0-27488);

     (4) The description of the Common Stock contained in Registrant's Registration Statement on Form 8-A filed January 6, 1996 (File No. 0-27488); and

     (5) The description of the Series A Participatory Preferred Stock Purchase Rights contained in Registrant's Registration Statement on Form 8-A filed September 30, 1998 (File No. 0-27488).

     In addition, all documents subsequently filed by Registrant pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.


                                    EXHIBITS
                                    --------

     Exhibit
      Number       Exhibit
     -------       --------
        5.1         Opinion of Pillsbury Winthrop LLP.

       23.1         Consent of Ernst & Young LLP, Independent Auditors.

       23.2         Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       23.3         Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       23.4         Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

       99.1         1997 Employee Stock Purchase Plan of Incyte Genomics, Inc., as amended and restated
                    (incorporated by reference to Exhibit 10.15 to the Company's Quarterly Report on Form 10-Q
                    for the quarter ended March 31, 2001).

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on August 14, 2001.


                                         INCYTE GENOMICS, INC.


                                       By       /s/ ROY A. WHITFIELD
                                          --------------------------------
                                                    Roy A. Whitfield
                                                Chief Executive Officer
                                             (Principal Executive Officer)


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Roy A. Whitfield and John M. Vuko, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

                Signature                                    Title                              Date
                ---------                                    -----                              ----


           /s/ ROY A. WHITFIELD            Chief Executive Officer (Principal             August 14, 2001
-----------------------------------------  Executive Officer) and Director
               Roy A. Whitfield



           /s/ JOHN M. VUKO                Chief Financial Officer (Principal             August 13, 2001
-----------------------------------------  Financial Officer)
               John M. Vuko


            /s/ TIMOTHY HENN                Controller (Principal Accounting Officer)      August 14, 2001
-----------------------------------------
               Timothy Henn


         /s/ JEFFREY J. COLLINSON           Director                                       August 14, 2001
-----------------------------------------
             Jeffrey J. Collinson

                Signature                                    Title                              Date
                ---------                                    -----                              ----


           /s/ RANDAL W. SCOTT              Chairman of the Board                          August 13, 2001
-----------------------------------------
               Randal W. Scott


           /s/ BARRY M. BLOOM               Director                                       August 13, 2001
-----------------------------------------
               Barry M. Bloom


         /s/ FREDERICK B. CRAVES            Director                                       August 10, 2001
-----------------------------------------
             Frederick B. Craves


             /s/ JON S. SAXE                Director                                       August 13, 2001
-----------------------------------------
                Jon S. Saxe


           /s/ BARRY M. ARIKO               Director                                       August 14, 2001
-----------------------------------------
               Barry M. Ariko

                               INDEX TO EXHIBITS
                               -----------------

     Exhibit
      Number        Exhibit
    --------        -------
        5.1         Opinion of Pillsbury Winthrop LLP.

       23.1         Consent of Ernst & Young LLP, Independent Auditors.

       23.2         Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       23.3         Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       23.4         Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

       99.1         1997 Employee Stock Purchase Plan of Incyte Genomics, Inc., as amended and restated
                    (incorporated by reference to Exhibit 10.15 to the Company's Quarterly Report on Form 10-Q
                    for the quarter ended March 31, 2001).